Exhibit 10.2

HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Participant Name:	Date of Grant:

Shares Subject to Stock Option:

Expiration Date:

Option Price:

Vesting Schedule

Vesting Dates	Percent of Stock Option Exercisable
%
%
%
%
%

NONQUALIFIED STOCK OPTION AGREEMENT

UNDER THE HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

THIS NONQUALIFIED STOCK OPTION AGREEMENT (the “Option Agreement”), is made as of the grant date set forth on the cover page of this Option Agreement (the “Cover Page”) at Tulsa, Oklahoma by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Participant is an employee of the Company, a Subsidiary of the Company, or an Affiliated Entity, and it is important to the Company that the Participant be encouraged to remain in the employ of the Company, a Subsidiary of the Company or Affiliated Entity; and

WHEREAS, in recognition of such facts, the Company desires to provide to the Participant an opportunity to purchase shares of the Common Stock of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan” (the “Plan”), a copy of which has been provided to the Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the Participant and the Company hereby agree as follows:

Section 1.              Grant of Stock Option.  The Company hereby grants to the Participant a nonqualified stock option (the “Stock Option”) to purchase all or any part of the number of shares of its Common Stock, par value $.10 (the “Stock”) set forth on the Cover Page, under and subject to the terms and conditions of this Option Agreement and the Plan which is incorporated herein by reference and made a part hereof for all purposes.  The purchase price for each share to be purchased hereunder shall be the option price set forth on the Cover Page (the “Option Price”) which shall equal the Fair Market Value of the Common Stock covered by this Stock Option on the Date of Grant.

Section 2.              Times of Exercise of Option.  The Participant shall be eligible to exercise the Stock Option pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Option Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may exercise on or after the applicable vesting date specified on the Cover Page (the “Vesting Dates”), on a cumulative basis, the number of Stock Options determined by multiplying the aggregate number of shares of Stock subject to the Stock Option set forth on the Cover Page by the designated percentage set forth on the Cover Page.

Section 3.              Term of Stock Option.  Subject to earlier termination as hereafter provided, the Stock Option shall expire at the close of business on the expiration date set forth on the Cover Page and may not be exercised after such expiration date; provided, however, in no event shall the term of the Stock Option be longer than ten years from the Date of Grant.  Unless vesting is accelerated or extended pursuant to the terms of Section 6, unvested Stock Options shall be forfeited upon the Participant’s termination of employment.

Section 4.              Transferability of Stock Option.

(a)           General.  Except as provided in Section 4(b) hereof, the Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Stock Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Stock Option may not be assigned, transferred (except as provided above and in Section 4(b) hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Stock Option contrary to the provisions hereof shall be null and void and without effect.

(b)           Limited Transferability of Stock Options.  The Stock Options may be transferred by such Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners; provided that there may be no consideration for any such transfer and subsequent transfers of transferred  Stock Options shall be prohibited except those in accordance with Section 4(a) hereof.  Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 4(b) the term “Participant” shall be deemed to refer to the transferee.  The events of termination of employment in the Plan shall continue to be applied with respect to the original Participant, following which the Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in the Plan.  No transfer pursuant to this Section 4(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request.

Section 5.              Employment.  So long as the Participant shall continue to be a full-time and continuous employee of the Company, a Subsidiary of the Company, an Affiliated Entity or a corporation or a parent or a Subsidiary of such corporation issuing or assuming a Stock Option in a transaction to which Section 424(a) of the Code applies, the Stock Option shall not be affected by any change of duties or position.  Nothing in the Plan or in this Option Agreement shall confer upon the Participant any right to continue in the employ of the Company or a Subsidiary of the Company or an Affiliated Entity, or interfere in any way with the right of the Company or a Subsidiary of the Company or an Affiliated Entity to terminate the Participant’s employment at any time.

2

Section 6.              Vesting of Stock Options on Death, Retirement, Disability or Other Special Circumstances.  In the event of the Participant’s death after the date Participant becomes Retirement Eligible, any and all unvested Stock Options under this Option Agreement shall become automatically fully vested.  In the event the Participant voluntarily terminates employment or terminates employment due to Disability following the date he becomes Retirement Eligible, subject to the provisions of Section 9, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 8 below at all times during the remainder of the Vesting Schedule and (iii) the Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit A indicating the Participant’s full compliance with Section 8 on or before November 1 of each year during the remainder of the Vesting Schedule.  For purposes of this Option Agreement, “Retirement Eligible” shall mean the date the Participant both (i) attains age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company or a Subsidiary.  The Committee, in its sole discretion, may accelerate the vesting of Stock Options for which the applicable Vesting Date(s) has not yet occurred upon the Participant’s date of termination of employment if such termination occurs by reason of (i) Disability, (ii) death, or (iii) upon the occurrence of special circumstances (as determined by the Committee).

Section 7.              Period of Exercise Upon Termination of Employment.  With respect to shares subject to the Stock Option for which the applicable Vesting Dates have occurred or for which the Committee has accelerated or extended vesting in accordance with Section 6, the Participant, or the representative of a deceased Participant, shall be entitled to purchase such shares during the remaining term of the Stock Option if (i) the Participant’s employment was terminated as a result of death, Disability, or Retirement or (ii) the Participant voluntarily terminated employment after becoming Retirement Eligible.  If the Participant’s employment was terminated for any other reason, the Participant shall be entitled to purchase such vested Stock Options for a period of three months from such date of termination, and any Stock Options which remain unvested after such date shall be cancelled.

Section 8.              Nonsolicitation.  In the event the Participant is eligible for continued vesting pursuant to Section 6, such continued vesting shall be subject to and contingent upon Participant’s agreement not to solicit the Company’s customers or employees under the terms of this Section 8.  During the period of continued vesting, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Option Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know who is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment,

3

exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during the continued vesting period, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 8, any unvested Options shall be forfeited.

Section 9.              Suspension or Termination of Awards.  Notwithstanding anything in the Plan or this Option Agreement to the contrary, if at any time (including after notice of exercise has been delivered) the Committee reasonably believes that the Participant has committed an act of misconduct as described in this paragraph, the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (b) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt).  Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.

Section 10.            Method of Exercising Stock Option.

(a)           Procedures for Exercise.  The manner of exercising the Stock Option herein granted shall be by written notice to the Secretary of the Company at the time the Stock Option, or part thereof, is to be exercised, and in any event prior to the expiration of the Stock Option.  Such notice shall state the election to exercise the Stock Option, the number of shares of Stock to be purchased upon exercise, the form of payment to be used, and shall be signed by the person so exercising the Stock Option.

(b)           Form of Payment.  Payment in full for shares of Stock purchased under this Option Agreement shall accompany the Participant’s notice of exercise, together with payment for any applicable withholding taxes.  Payment shall be made (i) in cash or by check, draft or money order payable to the order of the Company; (ii) by delivering Stock or other equity securities of the Company having a Fair Market Value on the date of payment equal to the amount of the Option Price; (iii) by a Net-Exercise; or (iv) a combination thereof.  In addition to the foregoing procedure which may be available for the exercise of the Stock Option, the

4

Participant may deliver to the Company a notice of exercise which includes an irrevocable instruction to the Company to deliver the Stock certificate representing the shares of Stock being purchased, issued in the name of the Participant, to a broker approved by the Company and authorized to trade in the Common Stock of the Company.  Upon receipt of such notice, the Company shall acknowledge receipt of the executed notice of exercise and forward this notice to the broker.  Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual Stock certificate with respect to the exercise of the Stock Option, the broker may sell the Stock or any portion thereof. The broker shall deliver directly to the Company that portion of the sales proceeds sufficient to cover the Option Price and withholding taxes, if any.  For all purposes of effecting the exercise of the Stock Option, the date on which the Participant gives the notice of exercise to the Company, together with payment for the shares of Stock being purchased and any applicable withholding taxes, shall be the “date of exercise.”  If a notice of exercise and payment are delivered at different times, the date of exercise shall be the date the Company first has in its possession both the notice and full payment as provided herein.

(c)           Further Information.  In the event the Stock Option is exercised, pursuant to the foregoing provisions of this Section 10, by any person due to the death of the Participant, such notice shall also be accompanied by appropriate proof of the right of such person to exercise the Stock Option.  The notice so required shall be given by personal delivery to the Secretary of the Company or by registered or certified mail, addressed to the Company at 1437 South Boulder Avenue, Tulsa, Oklahoma 74119, and it shall be deemed to have been given when it is so personally delivered or when it is deposited in the United States mail in an envelope addressed to the Company, as aforesaid, properly stamped for delivery as a registered or certified letter.

Section 11.            Change of Control.  Upon the occurrence of a Change of Control Event, any and all Stock Options under this Option Agreement shall become automatically fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant.

Section 12.            Securities Law Restrictions.  The Stock Option shall be exercised and Stock issued only upon compliance with the Securities Act of 1933, as amended (the “Act”), and any other applicable securities law, or pursuant to an exemption therefrom. If deemed necessary by the Company to comply with the Act or any applicable laws or regulations relating to the sale of securities, the Participant, at the time of exercise and as a condition imposed by the Company, shall represent, warrant and agree that the shares of Stock subject to the Stock Option are being purchased for investment and not with any present intention to resell the same and without a view to distribution, and the Participant shall, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Participant acknowledges that any Stock certificate representing Stock purchased under such circumstances will be issued with a restricted securities legend.

5

Section 13.            Payment of Withholding Taxes.  No exercise of any Stock Option may be effected until the Company receives full payment for any required state and federal withholding taxes.  Payment for withholding taxes shall be made in cash, by check, by the Participant surrendering, or the Company retaining from the shares of Stock to be issued upon exercise of the Stock Option, that number of shares of Stock (based on Fair Market Value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of the Stock Option, or by a combination of the foregoing.  For the purpose of calculating the Fair Market Value of shares surrendered or retained to pay withholding taxes, the relevant date shall be the date of exercise.  In the event the Participant uses the “cashless” exercise/same-day sale procedure set forth in Section 10(b) hereof to pay withholding taxes, the actual sale price of shares sold to satisfy payment shall be used to determine the amount of withholding taxes payable.  Nothing herein, however, shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions satisfactory to the Company are taken which are designed to reasonably insure payment of withholding taxes when due.

Section 14.            Notices.  All notices or other communications relating to the Plan and this Option Agreement as it relates to the Participant shall be in writing and shall be delivered personally or mailed (U.S. Mail) by the Company to the Participant at the then current address as maintained by the Company or such other address as the Participant may advise the Company in writing.

Section 15.            Conflicts.  In the event of any conflicts between this Agreement and the Plan, the latter shall control.  In the event any provision hereof conflicts with applicable law, that provision shall be severed, and the remaining provisions shall remain enforceable.

Section 16.            No Part of Other Plans.  The benefits provided under this Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company, a Subsidiary or an Affiliated Entity to the Participant.

Section 17.            Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock Option Agreement as of the day and year first above written.

HELMERICH & PAYNE, INC., a Delaware corporation

By:
“COMPANY”

“PARTICIPANT”

6

EXHIBIT A

Compliance Certificate

I hereby certify that I am in full compliance with the covenants contained in that certain Option Agreement (the “Agreement”) dated as of                               , 20     between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated:

HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Participant Name:	Date of Grant:

Shares Subject to Restricted Stock Award:
Expiration Date:

Vesting Schedule

Vesting Dates	Percent of Award Vested
%
%
%
%
%

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE HELMERICH & PAYNE, INC.

2010 LONG-TERM INCENTIVE PLAN

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Award Agreement”), is made as of the grant date set forth on the cover page of this Award Agreement (the “Cover Page”) at Tulsa, Oklahoma by and between the participant named on the Cover Page (the “Participant”) and Helmerich & Payne, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Participant is an employee of the Company, a Subsidiary of the Company, or an Affiliated Entity, and it is important to the Company that the Participant be encouraged to remain in the employ of the Company, a Subsidiary of the Company, or an Affiliated Entity; and

WHEREAS, in recognition of such facts, the Company desires to provide to the Participant an opportunity to receive shares of the Common Stock of the Company, as hereinafter provided, pursuant to the “Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan” (the “Plan”), a copy of which has been provided to the Participant; and

WHEREAS, any capitalized terms used but not defined herein have the same meanings given them in the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the Participant and the Company hereby agree as follows:

Section 1.              Grant of Restricted Stock Award.  The Company hereby grants to the Participant an award (the “Restricted Stock Award”) of                            (        ) shares of its Common Stock, par value $.10 (the “Stock”) set forth on the Cover Page, under and subject to the terms and conditions of this Award Agreement and the Plan which is incorporated herein by reference and made a part hereof for all purposes.

Section 2.              Stock Held by Company.  The Restricted Stock Award shall be evidenced via a book entry registration or the issuance of a stock certificate or certificates as determined by the Company.  As a condition precedent to the book entry registration or the issuing of a certificate representing these shares of the Award, the Participant must deliver to the Company a duly executed irrevocable stock power (in blank) covering such shares represented by the certificate in the form of Exhibit A attached hereto.  All shares of the Award held by the Company pursuant to this Award Agreement shall constitute issued and outstanding shares of Common Stock of the Company for all corporate purposes, and the Participant shall be entitled to vote such shares and shall receive all cash dividends thereon provided that the right to vote or receive such dividends shall terminate with respect to shares which have been forfeited as provided under this Award Agreement.  While such shares are held by the Company and until such shares have vested on the applicable date set forth on the Cover Page (the “Vesting Date”), the Participant for whose benefit such shares are held shall not have the right to encumber or otherwise change, sell, assign, transfer, pledge or otherwise dispose of such unvested shares of

Stock or any interest therein, and such unvested shares of Stock shall not be subject to attachment or any other legal or equitable process brought by or on behalf of any creditor of such Participant; and any such attempt to attach or receive shares in violation of this Award Agreement shall be null and void.  If such shares shall vest on the applicable Vesting Date in accordance with this Award Agreement, the Company shall deliver the shares via book entry registration or in the form of a certificate representing such vested shares.

Section 3.              Timing of Restricted Stock Award.  The Participant shall be eligible to receive the Award pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Award Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may receive on or after the applicable vesting date specified on the Cover Page (the “Vesting Date”), the number of shares of Stock determined by multiplying the aggregate number of shares of Stock subject to the Award set forth on the Cover Page by the designated percentage set forth on the Cover Page.

Section 4.              Term of Restricted Stock Award.  Subject to earlier termination as herein provided, the Restricted Stock Award shall expire at the close of business on the expiration date set forth on the Cover Page and may not become vested after such expiration date.  Unless vesting is accelerated or extended pursuant to the terms of Section 7, unvested shares of Stock subject to the Award shall be forfeited upon Participant’s termination of employment.

Section 5.              Nontransferability of Restricted Stock Award.  Except as otherwise herein provided, the Restricted Stock Award shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution.  More particularly (but without limiting the generality of the foregoing), unvested shares of Stock held by the Company may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Restricted Stock Award contrary to the provisions hereof shall be null and void and without effect.  All shares of Stock which are distributed to the Participant as provided under this Award Agreement may not be subsequently transferred except as provided herein.

Section 6.              Employment.  Nothing in the Plan or in this Award Agreement shall confer upon the Participant any right to continue in the employ of the Company, its parent or any Subsidiary or an Affiliated Entity or interfere in any way with the right of the Company, its parent or any Subsidiary or an Affiliated Entity to terminate the Participant’s employment at any time.

Section 7.              Vesting of Restricted Stock Awards.  In the event of the Participant’s death after the date Participant becomes Retirement Eligible, any and all unvested shares of Stock under this Award Agreement shall become automatically fully vested.  In the event the Participant voluntarily terminates employment or terminates employment due to Disability following the date he becomes Retirement Eligible, subject to the provisions of Section 9, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 8 below at all times during the remainder of the Vesting Schedule and (iii) the

Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit B indicating the Participant’s full compliance with Section 8 on or before November 1 of each year during the remainder of the Vesting Schedule.  For purposes of this Award Agreement, “Retirement Eligible” shall mean the date the Participant both (i) attains age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company, a Subsidiary or an Affiliated Entity.  The Committee, in its sole discretion, may elect to accelerate the vesting for all or any part of the shares subject to the Restricted Stock Award for which the applicable Vesting Date(s) has not yet occurred on the date of the Participant’s termination of employment if such termination occurs by reason of death, termination of employment due to a Disability, or Retirement.

Section 8.              Nonsolicitation.  In the event the Participant is eligible for continued vesting pursuant to Section 7, such continued vesting shall be subject to and contingent upon Participant’s agreement not to solicit the Company’s customers or employees under the terms of this Section 8.  During the period of continued vesting, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Award Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know who is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment, exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during the continued vesting period, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 8, any unvested shares of Stock shall be forfeited.

Section 9.              Suspension or Termination of Awards.  Notwithstanding anything in the Plan or this Award Agreement to the contrary, if at any time (including after notice of exercise has been delivered) the Committee reasonably believes that the Participant has committed an act of misconduct as described in this paragraph, the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (b) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt).  Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.

Section 10.            Change of Control.  Any and all shares under this Restricted Stock Award shall become automatically fully vested upon the occurrence of a Change of Control Event with such acceleration to occur without the requirement of any further act by either the Company or the Participant.

Section 11.            Securities Law Restrictions.  The Restricted Stock Award shall be vested and Stock issued only upon compliance with the Securities Act of 1933, as amended (the “Act”), and any other applicable securities law, or pursuant to an exemption therefrom. If deemed necessary by the Company to comply with the Act or any applicable laws or regulations relating to the sale of securities, the Participant, at the time of exercise and as a condition imposed by the Company, shall represent, warrant and agree that the shares of Stock subject to the Restricted Stock Award are being acquired for investment and not with any present intention to resell the same and without a view to distribution, and the Participant shall, upon the request of the Company, execute and deliver to the Company an agreement to such effect.  The Participant acknowledges that any stock certificate representing Stock acquired under such circumstances will be issued with a restricted securities legend.

Section 12.            Withholding of Taxes.  The Company may make such provision as it may deem appropriate for the withholding of any applicable federal, state, or local taxes that it determines it may be obligated to withhold or pay in connection with the vesting of the Restricted Stock.  A Participant must pay the amount of taxes required by law upon the vesting of a Restricted Stock Award (i) in cash or by check, (ii) by the Participant surrendering, or the Company retaining from the shares of Stock to be issued to the Participant, that number of shares of Stock having a Fair Market Value on the date of payment equal to the amount of such required withholding, or (iii) by a combination of the foregoing.

Section 13.            Legends.  The shares of Stock which are the subject of the Award shall be subject to the following legend:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR HELMERICH & PAYNE, INC. 2010 LONG-TERM INCENTIVE PLAN DATED THE 7th DAY OF DECEMBER, 2010.  ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN

VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT.  A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF HELMERICH & PAYNE, INC.”

Section 14.            Notices.  All notices or other communications relating to the Plan and this Award Agreement as it relates to the Participant shall be in writing and shall be delivered personally or mailed (U.S. Mail) by the Company to the Participant at the then current address as maintained by the Company or such other address as the Participant may advise the Company in writing.

Section 15.            Conflicts.  In the event of any conflicts between this Agreement and the Plan, the latter shall control.  In the event any provision hereof conflicts with applicable law, that provision shall be severed, and the remaining provisions shall remain enforceable.

Section 16.            No Part of Other Plans.  The benefits provided under this Agreement or the Plan shall not be deemed to be a part of or considered in the calculation of any other benefit provided by the Company, a Subsidiary or an Affiliated Entity to the Participant.

Section 17.            Participant and Award Subject to Plan.  As specific consideration to the Company for the Award, the Participant agrees to be bound by the terms of the Plan and this Agreement.

IN WITNESS WHEREOF, the parties have executed this Restricted Stock Award Agreement as of the day and year first above written.

HELMERICH & PAYNE, INC., a Delaware corporation

By:

“COMPANY”

“PARTICIPANT”

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                             , an individual, hereby irrevocably assigns and conveys to                                                 ,                                                                    (              ) shares of the Common Capital Stock of Helmerich & Payne, Inc., a Delaware corporation, $.10 par value.

DATED:

EXHIBIT B

Compliance Certificate

I hereby certify that I am in full compliance with the covenants contained in that certain Award Agreement (the “Agreement”) dated as of                               , 20     between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated: